Exhibit 10.8

SUPPLEMENT NO. 1 dated as of December 17, 2012, to the Security Agreement (the “Security Agreement”), dated as of December 1, 2009, among the Grantors identified therein and Bank of America, N.A., as Collateral Agent.

A. Reference is made to the Credit Agreement dated as of December 1, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SeaWorld Parks and Entertainment, Inc., a Delaware corporation (the “Borrower”), SW Holdco, Inc., the direct parent of the Borrower, the Guarantors from time to time party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Bank of America, N.A., as L/C Issuer and Swing Line Lender, and the other agents named therein.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 6.13 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (each a “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and each New Grantor agree as follows:

SECTION 1. In accordance with Section 6.13 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Grantor and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information required by Schedules II and III to the Security Agreement applicable to it and its and its’ subsidiaries legal name, jurisdiction of formation and location of Chief Executive Office and (b) set forth under its signature hereto is the true and correct legal name of each New Grantor, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. Each New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Signature pages follow]

IN WITNESS WHEREOF, each New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

SEAWORLD OF TEXAS HOLDINGS, LLC

By:	/s/ Daniel Decker
	Name:	Daniel Decker
	Title:	Manager

By:	/s/ Marcus VanVleet
	Name:	Marcus VanVleet
	Title:	Manager

By:	/s/ Charles Wetesnick
	Name:	Charles Wetesnick
	Title:	Manager

Legal Name: SeaWorld of Texas Holdings, LLC Jurisdiction of Formation: Texas Location of Chief Executive Office: 10500 Sea World Drive, San Antonio, TX 78521

SEAWORLD OF TEXAS MANAGEMENT, LLC

By:	/s/ Daniel Decker
	Name:	Daniel Decker
	Title:	Manager

By:	/s/ Marcus VanVleet
	Name:	Marcus VanVleet
	Title:	Manager

By:	/s/ Charles Wetesnick
	Name:	Charles Wetesnick
	Title:	Manager

Legal Name: SeaWorld of Texas Management, LLC
Jurisdiction of Formation: Texas Location of Chief Executive Office: 10500 Sea World Drive, San Antonio, TX 78521

[Signature Page to Supplement No. 1]

SEAWORLD OF TEXAS BEVERAGE, LLC

By:	/s/ Daniel Decker
	Name:	Daniel Decker
	Title:	Manager

By:	/s/ Marcus VanVleet
	Name:	Marcus VanVleet
	Title:	Manager

By:	/s/ Charles Wetesnick
	Name:	Charles Wetesnick
	Title:	Manager

Legal Name: SeaWorld of Texas Beverage, LLC Jurisdiction of Formation: Texas Location of Chief Executive Office: 10500 Sea World Drive, San Antonio, TX 78521

[Signature Page to Supplement No. 1]

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Liliana Claar
Name:	Liliana Claar
Title:	Vice President

[Signature Page to Supplement No. 1]

Schedule I

to the Supplement No 1 to the

Security Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
SeaWorld of Texas Holdings, LLC	N/A	Sea World of Texas LLC	N/A	100%
SeaWorld of Texas Management, LLC	N/A	SeaWorld of Texas Holdings, LLC	N/A	100%
SeaWorld of Texas Beverage, LLC	N/A	SeaWorld of Texas Management, LLC	N/A	100%

INSTRUMENTS AND DEBT SECURITIES

None.